SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - April 20, 1999

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

        Connecticut                  001-13135            06-1475343
     (State or other                 (Commission          (IRS Employer
    jurisdiction of incorporation)   File Number)          Identification
                                                           No.)

    One State Street, Hartford, Connecticut               06102-5024
   (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)




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Item 5.  Other Events

On April 20, 1999, HSB Group, Inc. (the "Company") issued press releases reporting its first quarter earnings, its declaration of a 42 cent per share dividend, and the details of its Annual Meeting of shareholders. Included herewith as Exhibits 99(i), 99(ii), and 99(iii) are the Company's press releases related to these announcements and such information is incorporated herein by reference.


Item 7.  Exhibits.

99(i)  Press release dated April 20, 1999 announcing first quarter results.

99(ii) Press release dated April 20, 1999 announcing the declaration of a dividend.

99(iii) Press release dated April 20, 1999 reporting on the Company's annual meeting.



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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      HSB Group, Inc.


Dated: April 21, 1999                                 /s/ R. Kevin Price
                                                      R. Kevin Price
                                                      Senior Vice President
                                                      and Corporate Secretary